UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2005

Digi International Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17972	41-1532464

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11001 Bren Road East
Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 912-3444

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On January 13, 2005, Digi International Inc. (the “Company”) reported its financial results for the first quarter of 2005. See the Company’s press release dated January 13, 2005, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     The following Exhibit is being furnished herewith:

99	Press Release dated January 13, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGI INTERNATIONAL INC.
Date: January 13, 2005	By /s/ Subramanian Krishnan
Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

No.	Exhibit	Manner of Filing

99	Press Release dated January 13, 2005.	Filed Electronically